UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2023
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NUVASIVE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
12101 Airport Way, Broomfield, Colorado 80021
(Address of principal executive offices) (Zip Code)
(800) 455-1476
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NUVA	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously disclosed, NuVasive, Inc. (the “Company”) and certain of its subsidiaries are parties to that certain Second Amended and Restated Credit Agreement, dated as of February 24, 2020 (as amended from time to time, the “2020 Credit Agreement”), with Bank of America, N.A., as administrative agent (the “Agent”), and the lenders and other parties from time to time party thereto. The 2020 Credit Agreement provides for, among other things, a $550 million revolving credit facility (the “2020 Facility”). The material terms of the 2020 Facility are described under the heading “5. Indebtedness—Revolving Senior Credit Facility” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2023, which descriptions are incorporated by reference herein.
On May 26, 2023, the Company borrowed $350 million in aggregate principal amount of revolving loans under the 2020 Facility. The Company intends to use the proceeds from such borrowing, together with cash on hand, to repay in full the Company’s $450 million of 1.00% Convertible Senior Notes due 2023 (the “Convertible Notes”) at maturity on June 1, 2023. Following this borrowing and the repayment of the Convertible Notes, the Company expects to have remaining borrowing capacity of $200 million under the 2020 Facility.
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Cautionary Notes on Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. Some of the potential risks and uncertainties which contribute to the uncertain nature of these statements are described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. The Company’s public filings with the Securities and Exchange Commission are available at www.sec.gov. The Company assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: May 26, 2023	/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Executive Vice President and Chief Financial Officer